UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report: February 21, 2020
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1925 W. Field Court, Suite 200
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2020, IDEX Corporation (the “Company”) appointed Eric D. Ashleman to serve as the Company’s President, effective February 21, 2020. Mr. Ashleman will continue to serve as Chief Operating Officer. He succeeds Andy Silvernail, Chairman and Chief Executive Officer, who retains those two positions.

Mr. Ashleman, 53, joined the Company in March 2008 and was appointed Chief Operating Officer in July 2015. Prior to his promotion to Chief Operating Officer, Mr. Ashleman held the position of Senior Vice President and Group Executive leading the Company’s Health & Science Technologies and Fire & Safety/Diversified Products business segments. His experience prior to joining the Company included positions of increasing management responsibility at AlliedSignal, Honeywell, and Danaher Corporation. Mr. Ashleman holds a BA and MBA from the University of Michigan.

In connection with his additional role as President, Mr. Ashleman will receive a base salary of $675,000, his target bonus under the Company’s Management Incentive Compensation Plan will be $607,500, and he will be eligible for annual equity awards under the IDEX Corporation Incentive Award Plan at target of $1,750,000.

Mr. Ashleman does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Mr. Ashleman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 24, 2020, the Company issued a press release announcing Mr. Ashleman’s appointment as President. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)    Exhibits

99.1    Press release dated February 24, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
February 25, 2020

EXHBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 24, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.